UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2014

POWER REIT
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

000-54560
(Commission File Number)

45-3116572
(IRS Employer Identification No.)

301 Winding Road
Old Bethpage, NY 11804
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 1, 2014, the Registrant announced its financial results for the year ended December 31, 2013. A copy of the press release containing this announcement is furnished as Exhibit 99.1 to this current report on Form 8-K. The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed or to be filed by the Company under the Securities Act of 1933.

Item 8.01   Other Events.

On April 1, 2014, the Registrant also announced that its Board of Trustees has set May 20, 2014 as the date of the 2014 annual meeting of shareholders, and the close of business on April 12, 2014, as the record date for determining shareholders entitled to receive notice of, and to vote at, the 2014 annual meeting of shareholders. A copy of the press release containing this announcement is furnished as Exhibit 99.1 to this current report on Form 8-K. In addition to this announcement, Power REIT will separately send notice and proxy materials to shareholders of record.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

Ex. No.	Description
99.1	Press release dated April 1, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER REIT

Date: April 1, 2014	By:	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary & Treasurer